EXHIBIT H

[GE LOGO]
--------------------------------------------------------------------------------

GE UPDATE &
NEW GROWTH PLATFORMS

Keith Sherin
CFO
June 20, 2003

THIS PRESENTATION INCLUDES CERTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO UNCERTAINTY AND CHANGES IN CIRCUMSTANCES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THESE EXPECTATIONS DUE TO CHANGES IN GLOBAL POLITICAL, ECONOMIC, BUSINESS, COMPETITIVE, MARKET AND REGULATORY FACTORS. MORE DETAILED INFORMATION ABOUT THESE FACTORS IS CONTAINED IN GE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                       [GE LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

MEETING OVERVIEW
--------------------------------------------------------------------------------

o     SECOND QUARTER HIGHLIGHTS

      -     Economic Environment
      -     Orders / Asset Quality / Key Wins
      -     NBC Upfront and Olympics
      -     Labor

o     REAFFIRM EARNINGS GUIDANCE

      -     Second Quarter at 37-39(cents) EPS
      -     Total Year EPS Within $1.55 - 1.70 Range, +3-13%
      -     Tighten Total Year Outlook at 2Q Earnings Call

o     GE EXECUTING CLEAR GROWTH AGENDA

      X Technology              X Globalization
      X Services                X Portfolio Transformation

o     TODAY'S FOCUS: NEW GROWTH PLATFORMS

      - Water         - Security      - Healthcare IT

                                 -------------
                                 GE PERFORMING
                                 -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ENVIRONMENT
--------------------------------------------------------------------------------

CHALLENGES

[CLIP ART] CONTINUED SLOW ECONOMIC GROWTH

      -     Europe/Japan Remain Sluggish

[CLIP ART] SARS IMPACT ... DIMINISHING

[CLIP ART] UNEMPLOYMENT GROWING

      -     More in System

[CLIP ART] EXCESS CAPACITY

      -     Price [DOWN ARROW] and Weak Investment

[CLIP ART] ENERGY COST INFLATION

      -     Oil & Natural Gas

[CLIP ART] PLASTICS CYCLE

      -     Volume Soft

      -     Inflation Stubborn

MOMENTUM

[CLIP ART] GREAT NBC UPFRONT

      -     Leading Indicator
      -     Broad-Based Strength

[CLIP ART] SERVICE + TECHNOLOGY STRONG

      -     Winning Big Campaigns

[CLIP ART] STRONG DEAL PIPELINE

      -     U.S. & Global

[CLIP ART] CAPITAL MARKETS STRONG

      -     Low Interest Rates

[CLIP ART] AIRLINES STABILIZING

[CLIP ART] U.S. STIMULUS PACKAGE

      -     Helps Consumers

                       ---------------------------------
                       X ENVIRONMENT REMAINS CHALLENGING
                       ---------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SECOND QUARTER 2003 - OPERATIONS
--------------------------------------------------------------------------------

NO CHANGE TO
Q2 GUIDANCE

[BAR CHART]

Net Income      37-39(cents)

o     SEGMENT PERFORMANCE LARGELY CONSISTENT WITH Q1 OUTLOOK

      +     NBC & Power Systems Better
      -     Plastics (Volume) & Equipment Mgt. (Utilization) Worse

o MAKING PROGRESS ON TRANSACTIONS ... RANGE CONSIDERS POTENTIAL IMPACT OF PORTFOLIO TRANSFORMATION ACTIONS

                               ------------------
                               SOLID GE EXECUTION
                               ------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ORDER TRENDS
--------------------------------------------------------------------------------

TOTAL SHORT CYCLE V%

                                  [BAR CHART]

                          2002                     2003
               --------------------------      -----------
               1Q      2Q      3Q      4Q      1Q      2QE

               1%      9%      14%     14%     7%      0-5%

+     Growth Platforms Continue Double-Digit V%
+     Services Performances Solid
      o     +15-20% Ex. GEAE
      o     GEAE Spares ADOR ~ $10MM, +3-5%

NBC SCATTER PRICING STRONG

                                  [LINE CHART]

                      2002                     2003    QTD
               ------------------      -------------------
               2Q      3Q      4Q      1Q      2QE     3QE

               8%      12%     18%     37%     25%     24%

--------------------------------------------------------------------------------

PLASTICS V% (EX. FX)

o 2Q Volume ~350 MMT
o Price & Cost Stabilizing

                                  [BAR CHART]

                          2002                     2003
               --------------------------      -----------
               1Q      2Q      3Q      4Q      1Q      2QE

                                                       ~FLAT SEQUENTIALLY
               9       14      6       10      (2)     ~(15)

[CLIP ART]

OTHER SHORT CYCLE V% (EX. FX)

                                  [BAR CHART]

                                2002                     2003
                    --------------------------      -----------
                    1Q      2Q      3Q      4Q      1Q      2QE

                    (1)     9       13      13      7       5-10

          EX. ACQ'N (4)     4       (1)     --      (4)     ~FLAT
          & FX

                      -----------------------------------
                      GE CREATING GROWTH IN TOUGH ECONOMY
                      -----------------------------------

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--------------------------------------------------------------------------------

FINANCIAL SERVICES - ASSET QUALITY
--------------------------------------------------------------------------------

% 30+ DAYS PAST DUE

                             EQUIPMENT FINANCE $85B

                                  [BAR CHART]

                            2002                                                2003
------------------------------------------------------------    ------------------------------------
May     Jun     Jul     Aug     Sep     Oct     Nov     Dec     Jan     Feb     Mar     Apr     May
2.37    2.36    2.33    2.33    2.33    2.03    1.93    1.71    1.87    2.05    1.92    1.92    1.90

                                 CONSUMER $75B

                                  [BAR CHART]

                            2002                                                2003
------------------------------------------------------------    ------------------------------------
May     Jun     Jul     Aug     Sep     Oct     Nov     Dec     Jan     Feb     Mar     Apr     May
5.27    5.37    5.50    5.56    5.56    5.72    5.61    5.58    5.75    5.86    5.84    5.81    5.82

                                    DRIVERS

o     BROAD SPREAD OF RISK ... DIVERSE ASSET BASE

o     DISCIPLINED UNDERWRITING & UNIQUE REMARKETING SKILLS

o     STRONG RISK MANAGEMENT
      -     Intense Collection Effort
      -     3,500 Risk Professionals, 7,000 Collectors

o     AIRLINE CREDITS STABILIZING
      -     <10 Aircraft on Ground

o     US IMPROVING ... INTERNATIONAL FLAT

                           ---------------------------
                           ASSET QUALITY REMAINS SOLID
                           ---------------------------

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                                                                               3

--------------------------------------------------------------------------------

Q2 "WINS"
--------------------------------------------------------------------------------

o GE CONSUMER FINANCE ... LOWE'S Seven-Year Private Label Credit Card Extension & GAP Five-Year Extension

o     GE OIL & GAS ... $94MM OMAN LNG Plant Expansion

o GE TRANSPORTATION ... $600MM BNSF: 415 Units ('03-'08) Including 300 Evolution Series; KAZAKHSTAN $40MM Kits & Spares in '03 (Option for $150MM More)

o AIRCRAFT ENGINES ... EMIRATES AIRLINES Leasing 26 (14 from GECAS) Boeing 777-3000ER Aircraft with GE90-115B Engines & 12 Year Service Agreement Valued at $1B+

o JET BLUE ... 100 Embraer 190 Regional Jets Powered by GE CF34-10 Engines (Option for 100 More)

o     OSi SPECIALTIES Acquisition and GE Specialty Chemicals Disposition

o     LABOR ... Reached Tentative Four-Year Agreement with Unions (IUE-CWA & UE)

o     NBC ... Great Up-front; OLYMPICS U.S. Rights to 2010 Winter & 2012 Summer
      Games

                     --------------------------------------
                     GE CONTINUES TO WIN IN THE MARKETPLACE
                     --------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

NBC UPFRONT

TRADITIONAL STRENGTH

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]

03/04 UPFRONT HIGHLIGHTS

X RECORD NBC VOLUME ($4.8B)

[UP ARROW]        [UP ARROW]        [UP ARROW]
   +13%              +15%              +22%
PRIME TIME    NON-PRIME TIME TV       CABLE

X STRONG PERFORMANCE VS. OTHER NETWORKS (% SHARE OF TOTAL $)

[UP ARROW]      [UP ARROW]      [UP ARROW]
    32%            50%+            50%+
PRIME TIME      LATE NIGHT      EARLY AM

X THIRD-HIGHEST PRICING IN NBC HISTORY

        [UP ARROW]      [UP ARROW]
            15%             10%
        PRIME TIME      FOUR DAYPARTS

NEW PROGRAMS

[GRAPHIC]
LAS VEGAS

[GRAPHIC]
LYON'S DEN

[GRAPHIC]
MISS MATCH

[GRAPHIC]
 WHOOPI

[GRAPHIC]
COUPLING

[GRAPHIC]
HAPPY FAMILY

                             ----------------------
                             NBC STRENGTH CONTINUES
                             ----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NBC OLYMPICS                                                          [NBC LOGO]
--------------------------------------------------------------------------------

WON US BROADCAST RIGHTS TO 2010 WINTER & 2012 SUMMER OLYMPICS ... CEMENTS NBC AS "OFFICIAL" OLYMPICS NETWORK

                                   TV RIGHTS

X     $2B for Rights

X     GE Can Leverage Multiple "Owned" Distribution Platforms

      - Network                 - Cable
      - Stations                - Hispanic Media

X     Real Upside Opportunity on New Media Platforms

        EXISTING                NEW

        - Free TV               - Closed Circuit
        - Basic Cable           - Pay/On Demand TV
        - Satellite             - Wireless
        - Video                 - Streaming/Downloading
        - Radio                 - Theatrical

GE TOP SPONSORSHIP IN THE WORKS

o     $160-$200MM for Worldwide TOP Sponsor
      -     4 Games '06-'12
      -     Great Infrastructure Play for GE

o     Global Sponsorship & Marketing of IOC
      -     200 National Olympic Teams

o     Preferred Supplier to Host Cities

      - Power Systems           - Commercial Finance
      - Security                - Logistics Mgmt.
      - Water                   - Modular Space
      - Plastics                - Appliances
      - Lighting & Electrical

                             ----------------------
                             A TERRIFIC DEAL FOR GE
                             ----------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

LABOR UPDATE
--------------------------------------------------------------------------------

o     TENTATIVE AGREEMENTS REACHED JUNE 15

      -     UE 3,500 Employees (Erie/Transportation, Ontario/Engines)
      - IUE-CWA 13,000 Employees (Louisville/Appliances, Lynn/Engines, Schenectady/Power Systems)
      -     IAM 2,600 Employees (Milwaukee/Medical, Evendale/Engines)
      -     Other Local GE Unions ~4,000 Employees (IBEW, UAW, IFPTE, etc.)

o     RATIFICATION VOTES WEEK OF JUNE 23

o     HIGHLIGHTS

      -     Historic 4-Year Deal
      -     Compromises Reached on Key Terms
            -     Wages (3%, 2.5%, 2.5%, 3%)
            -     Affordable Healthcare
            -     Pensions ... Attractive Increases

                        --------------------------------
                        OPTIMISTIC WILL WIN RATIFICATION
                        --------------------------------

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                                                                               5

--------------------------------------------------------------------------------

2003 FOCUS
--------------------------------------------------------------------------------

                                 HIT FINANCIAL
                                  COMMITMENTS

                                  [BAR CHART]

'03 EPS         $1.55-1.70

X     Manage Environment

X     Manage Dispositions

X     Broad Based Growth

                         DELIVERING ON "CONTROLLABLES"

+     Service Growth in Great Shape

+     New Platforms with Build Out Potential

+     Strong Financial Services ... Asset Growth with Risk Management

+     Power Systems "Normalizing"

+     Positioned for Economic Rebound ... Strong Leverage

+     Strong Cash Generation + Portfolio Action ...
      ... Expand Capacity

                       ----------------------------------
                       GOOD EXECUTION ON CLEAR PRIORITIES
                       ----------------------------------

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--------------------------------------------------------------------------------

GE STRATEGY
--------------------------------------------------------------------------------

                          CONSISTENT + RELIABLE GROWTH
                               THROUGH THE CYCLES

                     [UP ARROW]          [UP ARROW]
                         GE               S&P 500

TARGETS:

X     Organic Growth 2x GDP

X     Earnings Growth 10%+

X     ROTC 20%+

                             STRATEGIC IMPERATIVES

1     SUSTAIN A STRONG BUSINESS MODEL

      -     Consistent Cash Generation
      -     Leaner + Faster + High Integrity Culture
      -     World's Best Team

2     ACCELERATE ORGANIC GROWTH

      -     Achieve Technical Excellence
      -     Accelerate Service Growth
      -     Build Enduring Customer Relationships
      -     Win Globally

3     STRENGTHEN GE BUSINESSES

      -     Improve Technology, Services, Financial Core
      -----------------------------------
      -     BUILD STRONG GROWTH PLATFORMS
      -----------------------------------
      -     Generate Cash from Low Return Businesses

              ----------------------------------------------------
              NEW GROWTH PLATFORMS KEY ELEMENT OF FOCUSED STRATEGY
              ----------------------------------------------------

--------------------------------------------------------------------------------

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GROWTH PLATFORMS
--------------------------------------------------------------------------------

USED COMPREHENSIVE PROCESS TO IDENTIFY NEW GROWTH PLATFORMS

                                  SENIOR TEAM

X     CEO + Vice Chairmen

X     Senior Staff

X     Corporate Audit

X     GE BD Team

X     Ouside Consultants

X     GE Board

                                SCREENED AGAINST

GENERIC ATTRIBUTES

                        X     High Growth Rates & Large Markets

                        X     Capital Efficient

                        X     "Infrastructure" Industries

                        X     Opp'y for Competitive Advantage

                        --------------------------------

GE SPECIFIC STRENGTHS + CAPABILITY

                        X     Global Reach

                        X     Financing Expertise

                        X     Healthcare, Energy & Media Domain Knowledge

                        X     Customer Synergy

                        X     Near-Neighbor Technology

                        X     Strong Distribution

                        X     Service Models

                        X     Cost & Risk Management

                        --------------------------------

                                   BEST IDEAS

WATER ... SECURITY & SENSORS ... HEALTHCARE IT ... HISPANIC MEDIA ... OIL & GAS
                            ... US CONSUMER FINANCE

                ------------------------------------------------
                HIGH RETURN GROWTH FRANCHISES THAT FIT GE SKILLS
                ------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

GROWTH PLATFORMS
--------------------------------------------------------------------------------

NEW MARKETS GROWING @ 3X GDP
($B)

[BAR CHART]

~$175B

~10% AAGR

                        SIZE    GROWTH          DEMOGRAPHIC

HEALTHCARE IT           ~$60    ~10%            o 2-5000 New Hospitals Over 15
                                                  Years
                                                o Information = Quality + Cost

WATER TECHNOLOGY         ~40    ~8              o Outsourcing Trend
                                                o Shortage

EXPLORATION TECHNOLOGY   ~40    ~8              o Fast LNG Growth
                                                o Exploration Tougher

SECURITY & SENSORS       ~32    ~10             o Technology
                                                o 9/11 Impact

HISPANIC TV              ~$3    ~15%            o Demographics

                                GE REVENUE TODAY

                                 <4% PENETRATED

                                   [BAR CHART]
                                      ~$7B

X     TECHNOLOGY

X     SERVICES

X     GLOBAL

X     MULTIPLE REVENUE STREAMS

X     CAPITAL EFFICIENT

            -------------------------------------------------------
            X FOCUS ON GLOBAL INFRASTRUCTURE MARKETS + GE SKILL SET
                   ... IMPROVING GE'S GROWTH RATE AND RETURNS
            -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDUSTRIAL GROWTH PLATFORMS
--------------------------------------------------------------------------------

                                     SALES

                                  [BAR CHART]

                              '03             ~$7B
                              '06             >$12B

                                   ~20% CAGR

                                  MARGINS ~20+%

DRIVERS

o     Strong Underlying Demand

o     Share Gains Through Global Distribution & New Products

o     Product Leadership with GE Technology

o     Expand Service Offerings

o     Consolidated Acquisitions in Fragmented Industries

                    ---------------------------------------
                    GE BUILD OUT PROCESS

                    X     STEP #1 ... DEFINE MARKET & LAUNCH
                    X     STEP #2 ... RESHAPE THE GE WAY
                    X     STEP #3 ... DISCIPLINED BUILD OUT
                    ---------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

GROWTH PLATFORMS
--------------------------------------------------------------------------------

TODAY'S AGENDA

WATER                           - BILL WOODBURN
TECHNOLOGIES                    - GEORGE OLIVER

SECURITY                        - LLOYD TROTTER
                                - KEN BOYDA

HEALTHCARE IT                   - JOE HOGAN

                       ---------------------------------
                       THREE GREAT NEW GROWTH BUSINESSES
                       ---------------------------------

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                                                                               8

--------------------------------------------------------------------------------

[GE LOGO]
--------------------------------------------------------------------------------

GE WATER TECHNOLOGIES

Bill Woodburn
CEO, GE Specialty Materials

George Oliver
CEO, GE Water Technologies

June 20, 2003

THIS PRESENTATION INCLUDES CERTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO UNCERTAINTY AND CHANGES IN CIRCUMSTANCES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THESE EXPECTATIONS DUE TO CHANGES IN GLOBAL POLITICAL, ECONOMIC, BUSINESS, COMPETITIVE, MARKET AND REGULATORY FACTORS. MORE DETAILED INFORMATION ABOUT THOSE FACTORS IS CONTAINED IN GE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                       [GE LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

GE SPECIALTY MATERIALS
--------------------------------------------------------------------------------

WHERE WE STARTED
   2001 / 2
----------------

----------------
   SILICONES
----------------                REDEFINE FOR GROWTH
    QUARTZ
----------------
    SUPER-
  ABRASIVES
----------------                LIMIT INVESTMENT
  SPECIALTY
  CHEMICALS
----------------

REVENUE         $1.8B

GROWTH RATE     ~FLAT

OP PROFIT       ~10%

                           TRANSFORMING THE BUSINESS

o     Focus on Business Driven by Technology and Services

o     Create Platforms That Own Customer Interface

o     Globalize Winning Business Models

o     Divest Under-performing Businesses

o     Improve Cash Performance and ROTC

                       ----------------------------------
                       REORGANIZED FOR CLEAR GROWTH FOCUS
                       ----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GE SPECIALTY MATERIALS
--------------------------------------------------------------------------------

            WHERE WE STARTED                          WHAT WE'VE DONE
                2001 / 2
                                                      ----------------
            ----------------                           ACQUIRED BETZ &
                SILICONES                                 OSMONICS
            ----------------                          ----------------
                  QUARTZ
            ----------------                          ----------------
                  SUPER-                                ACQUIRING OSi
                ABRASIVES                             ----------------
            ----------------                            ACQUIRED ADV.
                SPECIALTY                                 CERAMICS
                CHEMICALS                             ----------------
            ----------------
                                                       -- Divesting --

            REVENUE         $1.8B

            GROWTH RATE     ~FLAT

            OP PROFIT       ~10%


                                   [CLIP ART]

                               WHERE WE'RE GOING

                               ------------------
                               WATER TECHNOLOGIES
                               ------------------
                               ------------------
                               ADVANCED MATERIALS
                               ------------------

                            REVENUE         $3.0+B

                            GROWTH RATE      5-10%

                            OP PROFIT       15-20%

                            CASH            >1.5XNI

                             X TECHNOLOGY

                             X SERVICES

                             X CUSTOMER CENTRIC

                             X GLOBAL

                             X BIG, GROWING MARKETS

                ------------------------------------------------
                CREATING 2 MULTI-BILLION DOLLAR GROWTH PLATFORMS
                ------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SILICONES & OSi
--------------------------------------------------------------------------------

PURCHASE OF OSi SPECIALTIES ANNOUNCED IN APRIL... EXPECT 3Q'03 CLOSE

                                  [BAR CHART]

                                     '03                          '04
                          SILICONES       WITH FULL
                            TODAY        YEAR OF OSi
          REVENUE          ~$1.3           $1.8                  ~$2.0
                                            0.5

                                  [BAR CHART]

                          SILICONES       WITH FULL
                            TODAY        YEAR OF OSi
                                         W/ SYNERGIES
          OP PROFIT        ~$125           $250                   ~$300
                                            125

          OP %               ~10%                                   15+%

X     STRONG OSi TECHNOLOGY PORTFOLIO

      o     Leader in Organofunctional Silanes
      o     80% Specialty Applications
      o     ~300 Patents
      o     Application Expertise

X     SIGNIFICANTLY EXPANDED OFFERINGS

      o     Higher Margins: 2x Commodities

X     SIGNIFICANT SYNERGIES

      o     Cost-Out Straight-Forward
      o     Sourcing Benefits

X     CONSISTENT WITH STRATEGY

      o     Fix Silicones Returns & Growth
      o     Monetize Specialty Chemical Unit

                    ----------------------------------------
                    LOW-RISK BOLT-ON WITH POWERFUL SYNERGIES
                    ----------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BUSINESS SYNERGIES
--------------------------------------------------------------------------------

TWO GROWTH PLATFORMS ACROSS MATERIALS AND FLUID TECHNOLOGIES

        ------------------                          ------------------
        WATER TECHNOLOGIES                          ADVANCED MATERIALS
        ------------------                          ------------------

------------------------------------      --------------------------------------
        END MARKET EXAMPLE                           PRODUCT EXAMPLE

            Electronics                               PERSONAL CARE

             [GRAPHIC]

$3B ELECTRONIC MAT'LS GROWING 10+%                      [GRAPHIC]
    - SILICONE GROWING 17% AAGR
                                              LEADING COMPETENCY IN 4 OF 6
             ULTRAPURE WATER SECTOR              INGREDIENTS CATEGORIES
[GRAPHIC]    $1B AND GROWING AT
             12% PER YEAR
------------------------------------      --------------------------------------

              ---------------------------------------------------
              COMPLEMENTARY TECHNOLOGY, CHANNELS, AND END MARKETS
              ---------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WHY WATER?
--------------------------------------------------------------------------------

o  Water Integral to Virtually                          $360B MARKET
   Every industrial Process
                                                          [GRAPHIC]
o  Very Fragmented Industry

o  Increasing Demand

o  Decreasing Supply

o  Increasing Regulatory Requirements

o  Application Intensity and Process Rigor
   Driving Higher Purity Needs

o Attractive Segments Growing 2-3X GDP... Technology and Recurring Services


               --------------------------------------------------
               DYNAMICS PLAY TO GE TECHNOLOGY & SERVICE STRENGTHS
               --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BUILDING GE WATER TECHNOLOGIES
--------------------------------------------------------------------------------

                         DEFINE &   -->  RESHAPE  --> BUILD-OUT
                         LAUNCH

o     DEFINE THE SEGMENTS ... $40B, 2-3X GDP Growth, High ROTC

o     LAUNCH THE PLATFORM ... BetzDearborn Aquisition

o RESHAPE THE GE WAY ... Integrate Efficiently, Transfer GE Technology, Transform Service Model

o     DISCIPLINED BUILD-OUT ... Organic and Inorganic

                 ---------------------------------------------
                 PROVEN GE APPROACH TO BUILD GROWTH BUSINESSES
                 ---------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             DEFINE &
      WATER & PROCESS MARKET                 LAUNCH
--------------------------------------------------------------------------------

                                                     MODALITIES
                                                     ----------

                                               Waste Services              $ 1B
        [PIE CHART]
     Total Market: $360B                       Environmental Services      $ 1

                                               Smart Services              $ 1

    Priority Segments $40B                     Contractual Services        $ 3

                                               Chemicals & Services        $11

                                               Filtration Consumables      $ 9

                                               Modular Equipment           $ 8
       DISCIPLINED CRITERIA
       --------------------                    Custom Equipment            $ 5

+ Technology        + Low EHS                  Maintenance                 $ 1
+ Value Service     + High ROTC                                            ---
+ High Application  + 2-3x GDP Growth                                      $40B

                 ---------------------------------------------
                 DISCIPLINED FOCUS ON $40B ATTRACTIVE SEGMENTS
                 ---------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &
WATER & PROCESS PLAYING FIELD                Launch
--------------------------------------------------------------------------------

Waste Services                [LOGO] ChemTreat, Inc.      [LOGO] BWT
                                                          Best Water Technology
Environmental Services
                              [LOGO] ONDEO                [LOGO] PALL
Smart Services                       Nalco

Contractual Services          [LOGO] IONICS                [LOGO] USFilter

Chemicals & Services          [LOGO] ASHLAND               [LOGO] DOW
                              ASHLAND SPECIALTY            FILMTEC(SM) Membranes
Filtration Consumables        CHEMICAL COMPANY

Modular Equipment             [LOGO] BAKER                 [LOGO] CUNO
                                     HUGHES
Custom Equipment

Maintenance

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &
LAUNCH -- PLATFORM ACQUISITIONS              Launch
--------------------------------------------------------------------------------

                [BAR CHART]
                    THE                    THE
                  PLATFORM              MODALITIES

                   $1.4B                Chemicals &
               ------------              Services

                  GE Betz               Filtration
                $1.1B Sales             Consumables
                  2Q '02

               ------------              Modular
                 Osmonics               Equipment
               $0.3B Sales
                  1Q '03                  Custom
               ------------              Equipment

                 ~15% OP

THE OPPORTUNITY...

o     World-class Industrial Channel

      -     2,200+ Sales and Service Engineers

      -     Application Expertise

      -     Very Broad Served Industries...
            Tremendous Alignment with GE

o     GE "Value-Add" Matters ... 1 + 1 > 2

      -     Six Sigma

      -     HR Processes

      -     Operating Rhythm & Practices

      -     Sourcing & Productivity Initiatives

      -     Technology Transfer / Enhancements

           ----------------------------------------------------------
           TERRIFIC OPERATING PLATFORM... SOLID FOUNDATION FOR GROWTH
           ----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &
INDUSTRIES THAT WE SERVE                     Launch
--------------------------------------------------------------------------------

[GRAPHIC]                [GRAPHIC]           [GRAPHIC]             [GRAPHIC]
Food and               Primary Metals          Power             Transportation
Beverage

                        ---------------------------------
   [GRAPHIC]            Providing Solutions To The Entire           [GRAPHIC]
Pharmaceuticals          GE Customer Base ...And Beyond          C&I/Health Care
                        ---------------------------------


[GRAPHIC]                          [GRAPHIC]                      [GRAPHIC]
 Mining                      Hydrocarbon Processing          Chemical Processing

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &
WHAT WE DO TODAY                             Launch
--------------------------------------------------------------------------------

"Pure Water" Systems            Process Additives            Cooling Treatment
     [GRAPHIC]                      [GRAPHIC]                    [GRAPHIC]


                                    [GRAPHIC]


Clarification & Filtration        Wastewater Treatment      Boiler Treatment
        [GRAPHIC]                        [GRAPHIC]              [GRAPHIC]

         -------------------------------------------------------------
         CARING FOR "INDUSTRY'S LIFEBLOOD" WITH TECHNOLOGY AND SERVICE
         -------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &
WHAT WE DO TODAY                             Launch
--------------------------------------------------------------------------------

Corn Milling Plant, Nebraska                   X  City Water Capacity Constraint Avoided
RO System for Feed Water Pretreatment    -->   X  Chemicals Usage [DOWN ARROW], Savings $300K
                                               X  Water Usage [DOWN ARROW] 42 million gallons

Petrochemical Plant, Texas                     X  Sludge Reduction [DOWN ARROW] 475 tons
Automated Feed System for Lime Softening -->   X  Chemicals Usage [DOWN ARROW], Savings $300K
                                               X  Water Usage [DOWN ARROW] 2+ million gallons

Pharmaceuticals Plant, New Jersey              X  Chemicals Usage [DOWN ARROW]
Automated Cooling Tower Treatment        -->   X  Savings $50K
                                               X  Water Usage [DOWN ARROW] 3+ million gallons

Steel Mill, Brazil                             X  Solid Waste [DOWN ARROW] 38 tons
Central Manufacturing Cooling System     -->   X  Maintenance/Downtime [DOWN ARROW], Savings $1MM
                                               X  Water Usage [DOWN ARROW] 46 million gallons

Auto Assembly Plant, Missouri                  X  Natural Gas Consumption [DOWN ARROW] $1MM
Boiler Operations Improvement Program    -->   X  Chemicals Usage [DOWN ARROW] $150K
                                               X  Water Usage [DOWN ARROW] 4 million gallons

             ------------------------------------------------------
             GOOD FOR CUSTOMERS, THE ENVIRONMENT, AND PROFITABILITY
             ------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &
THE "COST OF FAILURE"...                     Launch
--------------------------------------------------------------------------------

CUSTOMER PROBLEM:                        GE SOLUTION:

SITUATION                                ACTIONS

o Refinery Treated By a                  o Refinery Solutions Team Deployed
  GEWT Competitor
                                         o GE Metallurgical Experts Complete
o Catastrophic Failures in Key             Analyses Overnight
  Equipment System
                                         o Chemical, Equipment, and Membrane
o Incumbent Suppliers Incorrectly          Solution to Refinery Management
  Diagnose the Root Cause

        [DOWN ARROW]                                  [DOWN ARROW]

CUSTOMER IMPACT                          RESULTS

o $20MM Lost Production                  o New GE Customer
  ... $200K Per Day
                                         o Filtration Membranes Upgrades
o $1MM Fixed Asset Repair
                                         o Working New Services Contracts

        ---------------------------------------------------------------
        WATER IS "MISSION CRITICAL"... NEED HIGH-CONFIDENCE RELIABILITY
        ---------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &
HOW WE DO IT TODAY                           Launch
--------------------------------------------------------------------------------

WHAT OUR 2,200 SERVICE REPS DO...

o  Perform Field Analytics
o  Troubleshoot Plant Systems
o  Prescribe Treatment Solutions
o  Live on the Customer Site

WHAT OUR CUSTOMERS GET...

o  Expert Technical Service, 24 X 7
o  Continuous Performance Monitoring
o  Detailed Performance Reporting
o  Optimized Performance of Costly Fixed Assets

              ----------------------------------------------------
                             GE WATER TECHNOLOGIES
                             ~$1.4B Revenue in 2003

                                  [PIE CHART]

                                 80% Recurring

                                  [PIE CHART]

                            5% Contractual Services
                         35% Annual Purchase Agreement
                                 Transactional

              o  Typical Contracts ~1 year
              o  Customer Pays on Chem Usage ... Average $60K/Year
              o  Limited Cross Sell Opportunity
              ----------------------------------------------------

             -----------------------------------------------------
             THE CROSS-MODALITY INDUSTRIAL WATER & PROCESS EXPERTS
             -----------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &   ->   Reshape
AQUISITION INTEGRATION                       Launch
--------------------------------------------------------------------------------

$MM
  Integration Strategy                  Some Key Results

  o  Actions ... Day 1                     CUSTOMER
     -  Launched New Organization           CHURN
     -  Infused GE Leadership Talent        10%(X)   3%         [BAR CHART]
     -  Huge Celebration
     -  Set Expectations ... GROWTH!      SALES REP                OP PROFIT
                                          TURNOVER          '02
                                            10%(X)   2%     '03E  [UP ARROW] 15%
  o  Actions ... First 100 Days
     -  25+ Global Road Shows              GROWTH
     -  Re-energize Corporate Sales          4%(X)   5%+
     -  GE Operating Rigor
     -  Personnel Assessments

                -----------------------------------------------
                COMBINATION OF TACTICAL AND STRATEGIC EXECUTION
                -----------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &   ->   Reshape
EXECUTE THE GE WAY                           Launch
--------------------------------------------------------------------------------


                               Process Water
                                 Outsourcing

             One Company...                       Product &
               One Solution                        Service
                                                  Offerings

Engineered                 2,200 Sales Force                   Filtration
Chemical &                 GE Interlinkages                    Life Cycle
Mechanical              Services and Consumables               Management
Solutions

            "Water by                             Integrated
            the Gallon"                             Approach

                               Global Reach


                                  KEY ENABLERS

                             o  GE Verticals
                             o  Globalization
                             o  Contractual Services
                             o  New Technologies


                -----------------------------------------------
                Strategy Enables 2,200 Field Force to Sell More
                  Products & Services With Greater Efficiency
                -----------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &   ->   Reshape
GE VERTICALS                                 Launch
--------------------------------------------------------------------------------

Global Power Company

o  Customer Problem:   Scaling and Reduced Efficiency
                       in Cooling System

o  Cost of Failure:    $1MM per Hour

o  General Electric Solution:

         [LOGO] GE BETZ          [LOGO] Power Systems            [GRAPHIC]

o  Water Treatment Services    o  Supplier of Turbines      JOINT EFFORT AVERTED
   Supplier                                                   COSTLY CUSTOMER
                               o  On-site Blackbelts              SHUTDOWN
o  Coordinated Efforts of GE
   Companies                   o  Analyzed Key Variables,
                                  Shared Global Energy
                                  Expertise

                       ---------------------------------
                       GROWTH FROM FOCUS ON GE VERTICALS
                       ---------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &   ->   Reshape
GLOBALIZATION                                Launch
--------------------------------------------------------------------------------

                                                         EASTERN EUROPEAN &
                                                     MIDDLE EAST GROWTH RATE

INVESTING IN FIELD RESOURCES                               [BAR CHART]
   o  Up 18% in Growth Regions
                                                         Base         5%
                                                         Current     15%

UPGRADING CHINA PRESENCE
   o  New Shanghai Plant ... On Line in 2004                  [MAP]
   o  New Shanghai Research Center

                                                         ASIAN GROWTH RATE
RESULTS...GROWTH
   o  China Growing 30%+... Up 20 points                    [BAR CHART]
   o  E. Europe / ME Growing 15%... Up 10 points
   o  Mexico Growing 10%+... Up 5 points                  Base        10%
                                                          Current     25%+

                ------------------------------------------------
                RESOURCING FOR GLOBAL GROWTH... AND ACHIEVING IT
                ------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &   ->   Reshape
CONTRACTUAL SERVICES                         Launch
--------------------------------------------------------------------------------

          GE AIRCRAFT ENGINES                      GE WATER TECHNOLOGIES

Sell Contractual Service Agreements to        Sell Technology-Based Solutions
Drive Down the Total Cost of Operation     Applied by On-site Engineers, Backed
Utilizing World Class Engine Technology         By Performance Commitments


               ENGINE
             TECHNOLOGY                               FIELD ENGINEER

               - $/Hr                                  - $/Gallon
           - Performance                             - Performance

-----   -------  --------   -------      ---------  ---------  --------  -------
Parts   Repairs  Upgrades   Service      Membranes  Chemicals  Services  Filters
                                                               & NDT
-----   -------  --------   -------      ---------  ---------  --------  -------

            -------------------------------------------------------
            WE KNOW HOW TO CREATE DIFFERENTIATED SERVICE BUSINESSES
            -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &   ->   Reshape
CONTRACTUAL SERVICES                         Launch
--------------------------------------------------------------------------------

PROCESS VARIABILITY                        SUCCESS FACTORS                 GE CAPABILITY

o  Inexpert System Engineering             o  Water Chemistry Expertise          X
o  Inexpert Operation & Maintenance        o  Modular Equipment Design           X
o  Likely Performance Failures:      -->   o  Field Reps                         X
   -  Boiler Derating ($20K/Hr)            o  Application Know-How               X
   -  Contamination ($100K)                o  24 x 7 Remote Monitoring           X

                    REDUCE VARIATION ... AND COST PER GALLON

      [line chart omitted reflecting system capability and cost per gallon]

             -----------------------------------------------------
             BUILDING CAPABILITY TO DELIVER FIXED-PRICE PURE WATER
             -----------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &   ->   Reshape
CONTRACTUAL SERVICES -- EXAMPLE              Launch
--------------------------------------------------------------------------------

CUSTOMER:                                WHAT WE ARE SELLING...
   o  Reverse Osmosis Plant
      (5 mm gallon/day)                  -----------
                                             Smart     o  Membrane Monitoring
GEWT COVERAGE:                             Services
   o  Field Rep                          -----------
   o  Analytical Lab Services
   o  Technical Support Specialists      -----------
   o  GE Global Research Chemists        Contractual   o  Fixed Price - CSA
                                          Services
HOW IT WORKS:                            -----------
   o  Fixed Fee
   o  Long-Term Agreement                -----------
   o  Performance Commitments            Chemicals &   o  Water Treatment
                                          Services        Chemicals
      GEWT AND CUSTOMER ON               -----------   o  Membrane Treatments
          THE SAME SIDE
                                         -----------
                                          Filtration   o  Cartridge Filters
                                         Consumables   o  Depth filters
                                         -----------

                                         -----------
                                           Modular     o  Reverse Osmosis
                                          Equipment       Equipment
                                         -----------

                   -----------------------------------------
                   TRANSLATING THE GE SERVICE MODEL TO WATER
                   -----------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &   ->   Reshape
NEW TECHNOLOGY                               Launch
--------------------------------------------------------------------------------

REMOTE MONITORING & DIAGNOSTICS

                                             AUTOMATION WITH OPTIMAL
                                             PREDICTABILITY AND CONTROL
                                             PROCESSES FOR CUSTOMERS

                    [GRAPHIC]                 ... HUGE PRODUCTIVITY
                                              OPPORTUNITY FOR GEWT &
                                                   OUR CUSTOMERS

    BETZ / OSMONICS             SILICONES / OSi               CORPORATE GE

o  Process Sensors &      o  Electronics Packaging   o  GRC Combustion
   Analytical Chemistry                                 Chemistry

o  Corrosion Science &                               o  Electronics & Material
   Monitoring                                           Science Lab Capabilities

         -------------------------------------------------------------
         A UNIQUE CAPABILITY... LEARNING FROM OTHER SERVICE BUSINESSES
         -------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &   ->   Reshape
NEW TECHNOLOGY                               Launch
--------------------------------------------------------------------------------

NON-DESTRUCTIVE TESTING... AN ENTIRELY NEW SERVICE OPPORTUNITY

FINDING A PIPE READY TO FAIL               GE DIGITAL RADIOGRAPHY OPPORTUNITY

                                            Internal Pipe     Corrosion Under
                                              Corrosion          Insulation

         [GRAPHIC]               -->          [GRAPHIC]           [GRAPHIC]

TODAY: POINT-BY POINT SEARCH

|X| Expensive
|X| Slow                                          X QUANTUM DATA INCREASE
|X| High Labor                                    X SPEED AND LOWER COST
|X| Low Data                                      X SAFETY

            --------------------------------------------------------
            GEMS TECHNOLOGY PLAY... BASIS TO ENTER $1B+ NDT INDUSTRY
            --------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &   ->   Reshape
"TO BE" SERVICES MODEL                       Launch
--------------------------------------------------------------------------------

--------------------------------             -----------------------------------
"Current" GE Water Technologies                 "To Be" GE Water Technologies

           [PIE CHART]                                  [PIE CHART]

          80% Recurring                                90% Recurring

           [PIE CHART]                                  [PIE CHART]
                                    -->
     5% Contractual Services                      25% Contractual Services
  35% Annual Purchase Agreement                 50% Annual Purchase Agreement
          Transactional                                 Transactional

o  TYPICAL CONTRACTS ~1 YEAR                 o  TYPICAL CONTRACTS ~3-5 YEARS
o  CUSTOMER PAYS ON CHEM USAGE               o  CUSTOMER PAYS A FIXED FEE
   ... AVERAGE $60K / YEAR                      ... AVERAGE $150K / YEAR
o  Limited Cross Sell Opportunity            o  HIGH PENETRATION OF NEW SERVICES
--------------------------------             -----------------------------------

             -----------------------------------------------------
             THE CROSS-MODALITY INDUSTRIAL WATER & PROCESS EXPERTS
             -----------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                            Define &  ->  Reshape  ->  Build-Out
GROWTH PLAN                                 Launch
--------------------------------------------------------------------------------

REVENUE

                                  [BAR CHART]
                                                                             21%
                                                                            CAGR
                                                 + Acquisitions    ~$3.0B
                                                    --------      --------
                               + Market Growth       +$0.8
                                  ---------         --------
                 + GE Capability    +$0.4
                    --------      ---------
                      +$0.4
        ~$1.4B      --------
      ---------


      --------------------------------------------------------------------
         '03             o  2-3x GDP Organic Growth                  '06
                         o  ROTC 15%+
      ~15% OP               ... >50% EX-GOODWILL                   20%+ OP
                         o  Low Capital Intensity
                         o  Cash >1.5X Net Income

             ------------------------------------------------------
             CREATING A SCALABLE GLOBAL BUSINESS IN A GROWTH MARKET
             ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[GE LOGO]

                                                           GE INDUSTRIAL SYSTEMS
--------------------------------------------------------------------------------

GE INTERLOGIX
BUILDING A SECURITY GROWTH BUSINESS

Lloyd Trotter
CEO, GE Industrial Systems

Ken Boyda
CEO, GE Interlogix

June 20, 2003

THIS PRESENTATION INCLUDES CERTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO UNCERTAINTY AND CHANGES IN CIRCUMSTANCES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THESE EXPECTATIONS DUE TO CHANGES IN GLOBAL POLITICAL, ECONOMIC, BUSINESS, COMPETITIVE, MARKET AND REGULATORY FACTORS. MORE DETAILED INFORMATION ABOUT THOSE FACTORS IS CONTAINED IN GE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

GE INDUSTRIAL SYSTEMS
--------------------------------------------------------------------------------

Heritage Segment $5.3B

-----------------    ----------------------------------------------------------
   Electrical                    CHANNELS         CUSTOMERS SERVED   $B/GROWTH %
  Distribution                   --------         ----------------   -----------
       &             [GRAPHIC]   o Distribution   o Industrial         $29
    Control                      o Direct         o Commercial         2-3%
     $2.2                                         o Residential
-----------------    ----------------------------------------------------------
    Process
  Automation         [GRAPHIC]   o Distribution   o Industrial         $55
     $1.9                        o Direct         o Utility            3-4%
-----------------    ----------------------------------------------------------
  Transmission
       &             [GRAPHIC]   o Direct         o Utility            $18
  Distribution                   o Distribution   o Industrial         1-2%
     $0.8
-----------------    ----------------------------------------------------------
     Reliable
      Power          [GRAPHIC]   o Direct         o Telecomm           $19
      $0.4                       o VAR's          o Datacomm           3-5%
                                 o Reps           o Commercial
-----------------    ----------------------------------------------------------

                     o   MARKET SIZE $100B, GDP GROWTH MODEL
                     o   MATURE MARKET
                     o   BROAD CHANNEL REACH

             ------------------------------------------------------
             CONTINUED STEADY GROWTH FOR HERITAGE PRODUCT OFFERINGS
             ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GE INDUSTRIAL SYSTEMS
--------------------------------------------------------------------------------

New Business Segments $1B+

                                  CHANNELS         CUSTOMERS SERVED   $B/GROWTH%
-----------------    ----------------------------------------------------------
    Security         [GRAPHIC]    o Installers     o Commercial        $29
      $1.0                        o VAR's          o Residential       ~10%
                                  o Distribution   o Industrial
-----------------    ----------------------------------------------------------
    Sensors          [GRAPHIC]    o Direct         o Pharmaceuticals   $19
     $0.3                         o OEM            o Aerospace        8-10%
                                                   o Process Control
-----------------    ----------------------------------------------------------

                  o     Market Size $53B
                  o     ~10% Growth
                  o     Patentable Technologies
                  o     High Contribution Margin - 55%
                  o     Fragmented Markets
                  o     Different Channels - Same End User

                  --------------------------------------------
                  CREATING NEW, PROFITABLE HIGH-TECH PLATFORMS
                  --------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WHY SECURITY?
--------------------------------------------------------------------------------

o     Environment Driving Long Term                $127B Market
      Market Growth and Innovation
                                                    [GRAPHIC]
o     Insurance/Liability Risk
      Accelerating Penetration

o     Very Fragmented Industry

o     Security   Becoming  an  Enterprise   Challenge...not   just  "Facilities"
      ...Information AND Physical Security

o Technology Revolution Coming... e.g. Digital Video ...Lots of Room to Change the Game

o     Huge Opportunities in New Detection Modalities

              ----------------------------------------------------
              DYNAMICS PLAY TO GE TECHNOLOGY AND SERVICE STRENGTHS
              ----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GLOBAL SECURITY INDUSTRY
--------------------------------------------------------------------------------

                                  $127B GLOBAL
                                SECURITY INDUSTRY

        $74B SERVICE FOCUS                             $53B PRODUCT FOCUS

      $24B                   $50B
   MONITORING           GUARD/PROTECTION     $29B ELECTRONICS    $24B MECHANICAL
                            SERVICES             PRODUCTS            PRODUCTS

Growth                    7-8%           2-3%           10+%           2-3%
Profitability             ~15%           0-5%          ~15+%          5-10%

                    ----------------------------------------
                    FOCUS ON HIGH GROWTH ELECTRONIC PRODUCTS
                      ...AND DEVELOP NEW SERVICES MODEL
                    ----------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &
BUILDING GE SECURITY BUSINESS                Launch
--------------------------------------------------------------------------------

                DEFINE &
                  LAUNCH    -->    RESHAPE   -->   BUILD-OUT


o     DEFINE THE SEGMENTS ... $29B, 2-3X GDP Growth, High ROTC

o     LAUNCH THE PLATFORM ... Interlogix and Ion Track Acquisitions

o RESHAPE THE GE WAY ... Integrate Efficiently, Transfer GE Technology, Lead Key Industry Shifts, Develop Profitable Service Model

o     DISCIPLINED BUILD-OUT ... Organic and Inorganic

                 ---------------------------------------------
                 PROVEN GE APPROACH TO BUILD GROWTH BUSINESSES
                 ---------------------------------------------

--------------------------------------------------------------------------------

ELECTRONIC SECURITY MARKET                   Define &
                                             Launch
--------------------------------------------------------------------------------

MARKET
($ Billion/Growth Rate)

   $53B                   Access Control    [GRAPHIC]     Controlled Access for
-----------                  $4B/+11%                     Workplace Safety
 Equipment     Growth
    $29        Rates
-----------    10-20%       Intrusion       [GRAPHIC]     Property Protection
Monitoring                    $9/+6%                      and Family Safety
    $24
-----------
 INDUSTRY                  Fire Services    [GRAPHIC]     Fire Protection and
  SALES          -5%          $5/+4%                      Prevention


                               Video        [GRAPHIC]     Equipment for
                              $4/+14%                     Surveillance and
                                                          Intelligent Sensing

                        Trace Detection/    [GRAPHIC]     Explosive and Drug
                        X-Ray/High Risk                   Detection
                             $7/+20%

           ------------------------------------------------------------
           AN INDUSTRY UP FOR GRABS ... FAST GROWTH AND VERY FRAGMENTED
                ...10,000+ COMPANIES PROVIDE/INTEGRATE EQUIPMENT
           ------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &
ELECTRONIC SECURITY MARKET                   Launch
--------------------------------------------------------------------------------

MARKET
($ Billion/Growth Rate)

   $53B                   Access Control
-----------                  $4B/+11%
 Equipment     Growth
    $29        Rates                          OP 10-15%
-----------    10-20%       Intrusion
Monitoring                    $9/+6%
    $24
-----------
 INDUSTRY                  Fire Services
  SALES          -5%          $5/+4%

                                              OP 20-25%
                               Video
                              $4/+14%


                        Trace Detection/
                        X-Ray/High Risk
                             $7/+20%

        ----------------------------------------------------------------
        ATTRACTIVE, PROFITABLE GROWTH WHERE TECHNOLOGY CAN DIFFERENTIATE
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &
LAUNCH - PLATFORM ACQUISITIONS               Launch
--------------------------------------------------------------------------------

THE PLATFORM        THE MODALITIES        INTERLOGIX AND ION TRACK BRING:

   $1B+             Access Control        o    Broad Customer Offerings
-----------
Ion Track
  4Q'02
Interlogix            Intrusion           o    Strong Technology Portfolio
  1Q'02                                          X Digital Video & Wireless
                                                 X Trace Detection
                        Video
                                          o    Product Innovation Cultures
                                                 X 38 new launches in '02
                        Trace                    X 52 scheduled launches '03
                      Detection
                                          o    Geographic and End-market Balance


                                          o    Strong Customer Relationships,
                                               Including 75% of Fortune 100

          -------------------------------------------------------------
          GE ALREADY A MEANINGFUL PLAYER -- PRODUCT, BRAND + REPUTATION
          -------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &
LAUNCH -- PLATFORM ACQUISITIONS              Launch
--------------------------------------------------------------------------------

ADDED KEY TECHNOLOGIES

                                                Organic Growth
                                                --------------
                                                     ~$160
                                                --------------
                         Acquisitions                           ----------------
                         ------------                            ~$1B Run Rate
                            ~$100                               ----------------
                         ------------

 Interlogix              X Kilsen             - Fire
& Ion Track              X Infographics       - Access Systems
------------             X Fiber Solutions    - Networking
   ~$740                 X MAS                - Monitoring, Productivity
------------


--------------------------------------------------------------------------------
       '02                                                            '03E

                  --------------------------------------------
                  FROM CONCEPTION TO $1B BUSINESS IN 18 MONTHS
                  --------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &  --> Reshape
ACQUISITION INTEGRATION                      Launch
--------------------------------------------------------------------------------

o   Integration Leader Appointed to             GE BRINGS:
    each acquisition                  o  Resources / People
                                           X Sourcing, Technology, BD, etc.
o   Team of functional experts             X Global Research Center
    assigned full time                     X Acquisition Integration
                                             Expertise
o   Formal documented Integration     o  Transferable Technologies
    progress begins "Day 1"...             X Video and Data Management
                                           X Advanced Sensors and Detection
                                             Science
o   Progress routinely pulsed by           X Global Research Center Programs
    global leadership team and CFO    o  Brand, Channel Strength, Global Reach
                                           X Traditional GEA and GEIS Channels
            [GRAPHIC]                      X GE "Verticals"
                                           X Global Presence
                                      o  Market-Back Customer Focus

                           ---------------------------
                           GE "SPRINGBOARD FOR GROWTH"
                           ---------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &  -->  Reshape
EXECUTE THE GE WAY                           Launch
--------------------------------------------------------------------------------

                                            KEY PRIORITIES

                                    o  Customer Alignment
-----------------------------
    THRIVE IN CHANGING              o  Globalization
        ENVIRONMENT

X Transform the Enterprise          o  Advance Digital Video Position
                                       ... HUGE INNOVATION OPPORTUNITY
X From Devices to Knowledge     -->    ... LEARN FROM GE MEDICAL EXPERIENCE

X Convergence of Data               o  Lead the Enterprise Security Shift

  ... Build Systems and             o  New Technologies for High Risk Detection
    Service Franchise                  ...BUILD "MEDICAL-LIKE" SYSTEMS BUSINESS
-----------------------------
                                    o  Build-Out the Product Portfolio

             -------------------------------------------------------
             HUGE GROWTH OPPORTUNITY ... SOLVING INDUSTRY CHALLENGES
             -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &  --> Reshape
CUSTOMER ALIGNMENT                           Launch
--------------------------------------------------------------------------------

               -------------------    -------------------        --------------------      ------------------
                   Residential            Commercial                 Enterprise &             Government
                   Home Owner            Small Business               Corporate
               -------------------    -------------------        --------------------      ------------------

               -------------------    -------------------        --------------------      ------------------
 Customer           Comfort,          Property Protection        Safety, Information       Homeland Security,
Requirements        Safety             Employee/Customer              Integration               Safety
                                            Safety
               -------------------    -------------------        --------------------      ------------------

               -------------------    -------------------        --------------------      ------------------
  Global       Controls & Wireless    Intrusion Detection           Access & Full             Inspection &
Technology        Web Enabled               Video                       System                 Detection
 Centers           Services                                          Integration
               -------------------    -------------------        --------------------      ------------------

               -------------------    -------------------        --------------------      ------------------
Vertical         Home Assurance         Retail, Gaming            Banking/Automotive       Homeland Security
Segments           Premise Mgt.           Education                 Corporate 500             Cargo/Ports
                                          Healthcare              Building Mgt. Cos.       Airports/Utilities
               -------------------    -------------------        --------------------      ------------------

               -------------------    -------------------        --------------------      ------------------
Channels to     National Companies         National               Systems Integrators        Contractors
  Market        Mega Merchandisers       [ILLEGIBLE]              National Installers
                                        Local Dealers
               -------------------    -------------------        --------------------      ------------------

          ------------------------------------------------------------
          SATISFY DISTINCT REQUIREMENTS FOR MULTIPLE CUSTOMER SEGMENTS
          ------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &  -->  Reshape
VERTICAL INDUSTRY INITIATIVES                Launch
--------------------------------------------------------------------------------

WATER / WASTEWATER


                                        [GRAPHIC]        ENERGY


                 [GRAPHIC]              [GRAPHIC]        OIL & GAS


                                        [GRAPHIC]        HEALTHCARE


    ------------------------------------------------------------------------
    DRIVING PARTNERSHIP OPPORTUNITIES ACROSS GE BUSINESSES... KEY INDUSTRIES
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Define &  -->  Reshape
VERTICAL INDUSTRY INITIATIVES                Launch
--------------------------------------------------------------------------------

                     GE HEALTHCARE IT: FUTURE OF HEALTHCARE

                          X Better Patient Care
                          X Better Caregiver Productivity

Diagnostic                                                  Monitoring
Images                       [GRAPHIC]                        Devices

                                                      GE INTERLOGIX DIGITAL
                                                               VIDEO

Clinical IT                                            Real Time Supervision

                   ------------------------------------------
                   BRINGING TECHNOLOGY TO OTHER GE BUSINESSES
                   ------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &  -->  Reshape
GLOBALIZATION                                Launch
--------------------------------------------------------------------------------

 $29B Global Market                   GE INTERLOGIX $1B(X) REVENUES $4B

   [PIE CHART]                                  [BAR GRAPHS]

Asia -    4%                               Americas    '03     '06
U.S. -   30%   $8.7                                   $.6B   $2.4B
Europe - 35%  $10.2
Asia -   20%   $5.7                        Americas    '03     '06
Other -  15%   $4.4                                      -   $0.1B


                                           Europe      '03     '06
 ~$1B GE '03 Sales                                    $.3B   $1.0B

     [PIE CHART]

Asia/Row        5%                         Europe      '03     '06
U.S.           67%                                       -   $0.2B
W. Europe      28%

                                           Asia        '03     '06
                                                      $.1B   $0.3B

                                           Asia        '03     '06
                                                         -   $0.1B

                  ---------------------------------------------
                  BUILD ON GE GLOBAL DISTRIBUTION CAPABILITIES
                  ---------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &  -->  Reshape
TECHNOLOGY REVOLUTION                        Launch
--------------------------------------------------------------------------------

o  Environment Driving Accelerated Security Deployment

o  Video Systems Fastest Growing Technology

o  Digital Video Conversion is Inevitable

         - Only Viable Solution to Acquisition, Transmission, Review, Archiving Challenges

         -   Represents an Explosion of "Data" to Be Reviewed

o  Intelligent Video Tools Critical to Effectiveness... Performance and Cost

         -   More Guards Staring at More Screens Not the Answer

         -   Enterprise Systems

o  Integration of Detection Technologies

         -   Multiple Detection Systems within an Enterprise

         -   Multiple Detection Technologies within an Integrated System

           -----------------------------------------------------------
           TECHNOLOGY LEADERSHIP "UP FOR GRABS" ... GE WELL POSITIONED
           -----------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &  -->  Reshape
WHY DIGITAL VIDEO?                           Launch
--------------------------------------------------------------------------------

MEDICAL SYSTEMS EXPERIENCE

o   Digital Imaging Modalities Provide Better        o   Rapid Digital Growth; Analog Shrinks
    Capabilities and Diagnostic Information vs.
    Film / Analog (VCR)                         -->      [GRAPHIC]  DIGITAL +40% AAGR
                                                                    ANALOG (8)% AAGR

o   Customers Drive Innovation and New          -->  o   Software / Upgrades Aftermarket Grows
    Software / Visualization Capabilities
                                                         [GRAPHIC]

o   Massive Amount of Data Challenges User           o    Smart Tools Improve User Performance
    (Physician) Effectiveness                   -->          o    Detection Rate Improved 25%            DIGITAL X-RAY AND
      o   Esp. in High Volume / Low "Findings"               o    20 sec vs. 30 min Review                  CAD IN LUNG /
          Applications                                       o    2nd Set of Eyes ... Never Gets Tired    BREAST SCREENING

o   Expansion of Capabilities Drives            -->  o    Fast Growing Healthcare IT Business
    Investment for Data Mgt. and Archiving                   o    $2B business in 2003 from $0 in 1998

             ------------------------------------------------------
             COMPELLING PRECEDENT ... LOTS OF GE WINNING EXPERIENCE
             ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &  -->  Reshape
WHY DIGITAL VIDEO?                           Launch
--------------------------------------------------------------------------------

ONLY VIABLE SOLUTION TO ACQUISITION,         ------------------------------
TRANSMISSION, REVIEW, ARCHIVING CHALLENGES   VIDEO -- ~$18 B INSTALLED BASE
                                             ------------------------------

1 DSR ARCHIVES > A MONTH OF FULLY            [PIE CHART]         [PIE CHART]
SEARCHABLE 24x7 SURVEILLANCE VIDEO
                                                       '03         '06E
              [GRAPHIC]                      Digital  $ .5B        $3.8B
                                             Analog    3.2B        $2.5B
                                             Total    $3.7B        $6.3B

   NETWORKED VIDEO DELIVERS GREAT                    SUCCESS FACTORS
  MONITORING RESOURCE PRODUCTIVITY
                                                X  Video Compression
              [GRAPHIC]                         X  Smart Tools - Intelligence
                                                   and Alerts
                                                X  Networked -- Accessible
                                                   "Open" Design

                   ------------------------------------------
                   BUILD ON GE'S DIGITAL TECHNOLOGY STRENGTHS
                   ------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &  -->  Reshape
COMPRESSION TECHNOLOGY                       Launch
--------------------------------------------------------------------------------

ETREPPID(TM) VIDEO COMPRESSION -- GE EXCLUSIVE

-----                                     ------
TODAY                                     FUTURE
-----                                     ------

o  Video storage requires lots of data    o  eTreppid storage requirements are
   space                                     1/10TH THE SIZE, when compared to
                                             current compression technology,
             [GRAPHIC]                       while improving  video quality

o  Transmitting video requires lots of                [GRAPHIC]
   data bandwidth
                                          o  eTreppid reduces bandwidth
             [GRAPHIC]                       requirements to 1/10 THE SIZE,
                                             making it compatible with existing
                                             networks

                                                      [GRAPHIC]

                         -----------------------------
                         KEY ENABLER TO DIGITAL GROWTH
                         -----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INTELLIGENT VIDEO
--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        VIDEOIQ(TM)--RECOGNIZING EVENTS FROM VIDEO

        PROBLEM:                                       [GRAPHIC]

        o     Number of guards scales linearly with number of cameras.

        o     Each guard can only watch a limited number of screens.

        o     Most video shows nothing of significance.
        ----------------------------------------------------------------

        RESULT:

        o     Delivers better security - always watching

        o     Instructs guard on what to look for              [GRAPHIC]

        o     Fewer false alarms and more intelligent alerts

        o     Guard productivity - can monitor more cameras

                   -----------------------------------------
                   IMPROVE USER PRODUCTIVITY AND PERFORMANCE
                   -----------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

NETWORKED VIDEO
--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        LINKING SITES TO REMOTE MONITORING

        PROBLEM:                                       [GRAPHIC]

        o     Cameras tied by cables to local monitors

        o     Switching hardware scales with cameras

        o     Monitoring must be done locally
        ----------------------------------------------------------------

        RESULT:

        o     Retrieve video from web world wide

        o     Controls 1000's of cameras and users           [GRAPHIC]

        o     Saves equipment and installation costs

        o     Based on open standards

                           --------------------------
                           LOWERS INFRASTRUCTURE COST
                           --------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INTEGRATION PLATFORM
--------------------------------------------------------------------------------

Facility Commander ... Bringing It All Together

[GRAHIC]                Industry Requires Full System Software Integration
                        Platform

                        o     Open Platform - Freedom to choose best
                              technologies

                        o     Single command and control console

                        o     Improved situational awareness and response

                        o     IT friendly based on industry standards

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HIGH RISK DETECTION
--------------------------------------------------------------------------------

Existing Focus                                   Future

[GRAPHIC]       TRACE DETECTION                 "MEDICAL-LIKE" SYSTEMS BUSINESS
                                                     COORDINATED PASSENGER/
                o ~$1B market                     BAGGAGE SECURITY CHECK POINT

                o 13-15% growth                             [GRAPHIC]

                o Ion Track                  -->           INTEGRATED
                                                         SYSTEMS - VIDEO
Next Generation                                           DETECTION &
                                                           SCREENING
[GRAPHIC]       EDS/BULK DETECTION FROM GE GRC

                o New $1-2B market

                o 15% growth

                o TSA Contract


            -------------------------------------------------------
            X     MEDICAL/POWER SYSTEMS SENSOR TECHNOLOGY
            X     GEC RESEARCH IN ADVANCED RECOGNITION TECHNOLOGIES
            -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGH RISK DETECTION - NEXT GENERATION
--------------------------------------------------------------------------------

              COORDINATED PASSENGER / BAGGAGE SECURITY CHECK POINT

                                    [GRAPHIC]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                            Define &  ->  Reshape  ->  Build-Out
BUILD OUT                                   Launch
--------------------------------------------------------------------------------

MARKET
($ BILLION/GROWTH RATE)                         PIPELINE - DEALS UNDER REVIEW

   $53B
----------
                      ACCESS CONTROL     6              FOCUS
EQUIPMENT               $4B/+11%
   $29                                          X     ADVANCED SENSORS
                        INTRUSION
                         $9/+6%                 X     FIRE POSITION
          GROWTH
          RATES        FIRE SERVICES     4      X     DIGITAL VIDEO
                          $5/+4%
          10-20%                                X     HIGH RISK DETECTION
                          VIDEO          7
                         $4/+14%

                      TRACE DETECTION/   3
                      X-RAY/HIGH RISK
                         $7/+20%



----------

MONITORING
   $24

           -5%

----------
 INDUSTRY
  SALES

        ----------------------------------------------------------------
        ATTRACTIVE, PROFITABLE GROWTH WHERE TECHNOLOGY CAN DIFFERENTIATE
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Define &  ->  Reshape  ->  Build-Out
GE SECURITY                                 Launch
--------------------------------------------------------------------------------

REVENUE

                                  [BAR CHART]


        MARKET GROWTH   + GE CAPABILITIES       + ACQUISITIONS         $3-4B+
$1B        ~$0.5                ~$0.5                 $1-2B         >20% MARGINS
                                                                     >15+% ROTC

'03                                                                     '06

16% OP PROFIT                                                     >20% OP PROFIT

               -------------------------------------------------
               GREAT GROWTH MARKET IN EARLY STAGES OF DEFINITION
                 ... LOT'S OF OPPORTUNITY - TECHNOLOGY MATTERS
               -------------------------------------------------

--------------------------------------------------------------------------------

[LOGO]
--------------------------------------------------------------------------------

GE HEALTHCARE IT
BUILDING A HEALTHCARE GROWTH BUSINESS

Joe Hogan
CEO, GE Medical Systems

June 20, 2003

THIS PRESENTATION INCLUDES CERTAIN "FORWARD LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO UNCERTAINTY AND CHANGES IN CIRCUMSTANCES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THESE EXPECTATIONS DUE TO CHANGES IN GLOBAL POLITICAL, ECONOMIC, BUSINESS, COMPETITIVE, MARKET AND REGULATORY FACTORS. MORE DETAILED INFORMATION ABOUT THOSE FACTORS IS CONTAINED IN GE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                          [LOGO]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HEALTHCARE INDUSTRY
--------------------------------------------------------------------------------

($ in Billions)

                             INCREDIBLE CHALLENGES
                              ... GREAT CUSTOMERS

                                  [BAR CHART]

   $4T                     $1.5T                      $500B
GLOBAL SPEND            U.S. SPEND              CUSTOMER REVENUE

                             HOSPITAL CEO FOCUS...


                                 PATIENT ACCESS

          COMPETITIVE                                      EXPANDING
          MARKETING                                        SERVICES

          HOSPITAL                                          PATIENT
          CAPACITY                                        THROUGHPUT
                                HOSPITAL CEO
            STAFF                                         INCREASING
          RETENTION                                        REIMBURSE

          PATIENT                                         MAXIMIZING
           SAFETY                                           REVENUE

                          STAFF               SECURING
                      PRODUCTIVITY            CAPITAL

             -----------------------------------------------------
             HUGE GROWTH OPPORTUNITY ... SOLVING CUSTOMER PROBLEMS
             -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GEMS TODAY
--------------------------------------------------------------------------------

   IMAGING                       SERVICES                INFORMATION

            10% 5-YR CAGR         15% 5-YR CAGR               20% 5-YR CAGR
-------------------------     -----------------      ----------------------
FOCUS                         FOCUS                  FOCUS

o LEADING TECHNOLOGY          o PARTNERSHIP          o PHYSICIAN WORKFLOW
o RAPID GLOBALIZATION         o WHOLE HOSPITAL       o CLINICAL BENCHMARKS
o CLINICAL & PRODUCTIVITY     o PERFORMANCE ROI      o PAPERLESS, FILMLESS,
                                                       WIRELESS
-------------------------     -----------------      ----------------------

FUNCTIONAL                    HOSPITAL               CIS
                              PRODUCTIVITY
^                             ^                      ^
| [GRAPHICS]                  | [GRAPHICS]           | [GRAPHICS]
|                             |                      |

ANATOMICAL                    MAINTENANCE            PACS

              ---------------------------------------------------
              HEALTHCARE GROWTH ENGINE... UNLIMITED OPPORTUNITIES
              ---------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WHY HCIT? ... HOSPITAL TRANSFORMATION

    [GRAPHIC]            [GRAPHIC]        INDUSTRY DRIVERS        GE FOCUS
                  ->
      PAPER              PAPERLESS       o MAKE DATA MOVE       X DEVICES/IT
                                           AS FAST AS PATIENT     CONVERGENCE

                                         o INTEGRATE AT POC     X RAPIDLY
                                                                  CREATING
                                                                  INTEGRATED
                                                                  ENTERPRISE
                                                                  SYSTEM

--------------------------------------------------------------------------------

    [GRAPHIC]           [GRAPHIC]
                  ->
      FILM               FILMLESS        o MODALITY DATA        X ADVANCED PACS
                                           EXPLOSION              PROVIDER

                                         o RISE OF              X LEADER IN
                                           TELERADIOLOGY          WORKFLOW
                                                                  INTEGRATION
                                                                  (3D, RIS, HIS)

--------------------------------------------------------------------------------

    [GRAPHIC]           [GRAPHIC]
                  ->
      WIRED              WIRELESS        o MOBILE CAREGIVING    X TELEMETRY

                                         o NETWORKS             X CAREGIVER
                                           CONVERGING             COMMUNICATIONS

         -------------------------------------------------------------
         GEMS TECHNOLOGY & SIX SIGMA DRIVE CARE QUALITY AND EFFICIENCY
         -------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GE HEALTHCARE IT
--------------------------------------------------------------------------------

WHAT GE ADDS                                            GE HCIT OFFERING

o Integrated Products                                   o Clinical Information
                                                          Systems
o Best Services Platform
                                                        o Cardiology Information
o Financing Portfolio                                     Systems

o Six Sigma Workflow                                    o Radiology Information
                                                          Systems
o Leadership Training            -> [GRAPHIC] <-
                                                        o Patient Monitoring
GE "DNA"                                                  Systems

o Six Sigma                                             o Diagnostic Cardiology
                                                          Systems
o Globalization
                                                        o Clinical IT Networks
o Process Rigor
                                                        o Clinical IT
o Digitization                                            Implementation

o Imaging Quality                                       o Data Mining

o Clinical Expertise                                    o Industry Benchmarking
  & Credibility
                                                        o Training/education

IMPROVE HOSPITAL VITALITY                       BETTER CLINICAL OUTCOMES
o JUST 4% PROFIT MARGINS                        o MEDICAL ERRORS #8 KILLER
o REIMBURSEMENT [DOWN ARROW];                   o LIMITED CARE QUALITY METRICS
  COSTS [UP ARROW]                                ... NO STANDARDS

            -------------------------------------------------------
            TECHNOLOGY + GE "DNA" = IMPROVED HEALTHCARE PERFORMANCE
            -------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WHERE TO FOCUS?
--------------------------------------------------------------------------------

COMPOSITE OF SURGICAL PATIENT IN 2000

    [Bar graph omitted regarding composite of surgical patient in 2000 which reflects cost and opportunity for error.]

IDEAL OPPORTUNITY TO LEVERAGE SIX SIGMA

         -------------------------------------------------------------
         OPPORTUNITY IS IN THE CLINICAL TRENCHES ... GE'S "SWEET SPOT"
         -------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BUILDING GE HEALTHCARE IT
--------------------------------------------------------------------------------

                        Define & -> Reshape -> Build-Out
                        Launch

o     DEFINE THE SEGMENTS ... $25B, 2-3X GDP Growth

o     LAUNCH THE PLATFORM ... PACS and Marquette

o RESHAPE THE GE WAY ... Integrate Efficiently, Build on GE Clinical Expertise, Drive Technology Evolution

o     DISPLINED BUILD-OUT ... Organic and Inorganic

                 ---------------------------------------------
                 PROVEN GE APPROACH TO BUILD GROWTH BUSINESSES
                 ---------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                      Define & -->
HEALTHCARE IT                                         Launch
--------------------------------------------------------------------------------

THE MARKET

 $80B    GROWTH RATES     EMR INTEGRATION       WHY WE LIKE THIS BUSINESS
------                       10-15% OM
                                                X FAST GROWING
 $25        5-10%           CARE-GIVER
                           PRODUCTIVITY         X GOOD MARGINS, ROTC
                             10% OM

                          ----------------      X FRAGMENTED
                            STRIKE ZONE
                                                X ESSENTIAL
                            CLINICAL
                           ELECTRONICS          X IN THE GE "SWEET SPOT"
            10-15%           25% OM
                                                     - Customers
                            CLINICAL
                          NON-NEAR PATIENT           - Products
                             20% OM
                                                     - Clinical Expertise
            5-10%           CLINICAL
                          NEAR PATIENT               - Process & Digitization
                             25% OM
------                    ----------------

 $55                       HOSPITAL ADMIN
                             15% OM
------

GROWING
10-15%

                            ------------------------
                            GREAT GROWTH OPPORTUNITY
                            ------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &  -->
CUSTOMER DIGITIZATION                        Launch
--------------------------------------------------------------------------------

GE PACS SOLUTION HELPS MANAGE CLINICAL DATA EXPLOSION

BEST CLINICAL EFFICIENCY                     [GRAPHIC]  -->  [GRAPHIC]
                                               FILM          FILMLESS
o  Workflow Integration (3D, RIS, HIS)
o  First Mammo PACS.
o  Integrated Radiology-Cardiology
   Systems...
                                             -----------------------------------
BEST IN IT INFRASTRUCTURE                    REVENUE
                                             ($MM)
o  Designed for 100% Uptime                            [BAR CHART]
o  Off Site Enterprise Repository
                                             Total          $300   $415  ~$530
EXPERIENCED BUYERS CHOOSE GE                 Service          35    ~50    ~65
                                             PACS Equipment  265    365    465
o  Brigham & Woman's, Baylor                 -----------------------------------
   University, UCLA, Loyola of Chicago,                      '01    '02    '03
   Duke University, Stanford U
o  Tenet Healthcare, HCA              <10%
                                    ADOPTION

            --------------------------------------------------------
            RAPID GROWTH ... BUT EVEN BIGGER OPPORTUNITY BEYOND PACS
            --------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             Define &  -->  Reshape
IT/DEVICE CONVERGENCE STRATEGY               Launch
--------------------------------------------------------------------------------

[GRAPHIC]                  INTELLIGENCE IN THE BOX
                           o  Traditional Best-in-Breed Approach ... Parameters,
    Intelligence              Algorithms, User-Interface, Platform
      In Box               o  Information Convergence at the Point of Care

 Network Infrastucture     NETWORK INFRASTRUCTURE ... MOVE DATA ...
                           NOT PATIENTS
       Clinical Decision   o  Enterprise Monitoring ... New Information System
            Support           Offerings
                           o  Next-Gen Wireless Infrastructure for Mobile
                              Devices
                           o  Mission Criticial and Life Critical Networks

[GRAPHIC]                  CLINICAL DECISION SUPPORT
                           o  Alerting Systems
                           o  Diagnostic Assistance
                           o  Therapy Critiquing and Planning
                           o  Image Recognition and Interpretation

         -------------------------------------------------------------
         GE VISION ... BRINGING THE PIECES TOGETHER AROUND THE PATIENT
         -------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &  -->  Reshape
INTELLIGENT DEVICES                          Launch
--------------------------------------------------------------------------------

                        OLD BOX TO "NEW" CLINICAL DEVICE

                                  "EXECUTION"

      [GRAPHIC]               -->             [GRAPHIC]

     TRADITIONAL                               FUTURE

o  Disparate Monitors                   o  Enterprise Wide
o  Unconnected                          o  Networked
o  Parameter Centric                    o  Patient Centric
o  One-Way Info. Flow                   o  Bi-Directional

KEY ACTIONS

o  Embed Clinical Intelligence at POC in Monitor
o  Develop Specific Care Area Monitors
o  Every Patient Monitored                      $350M

                          CONVERGENCE AT POINT OF CARE

                                    "GROWTH"

        [GRAPHIC]                                        [GRAPHIC]
       MONITORING                                     DEFIBRILLATORS
          $3.0B                                            $0.7B

                                      -------
                                      PATIENT
                                      -------
                [GRAPHIC]
                  PUMPS                                    [GRAPHIC]
                  $1.7B                                   ANESTHESIA
                                      [GRAPHIC]              $0.8B
                                     RESPIRATORY
                                        $2.9B

KEY ACTIONS

o  Integrate for Real-Time Clinical Decision Support
o  Acquire/Partner Next Devices
                                                        $7B
                                                       MARKET

              ---------------------------------------------------
              GE CLINICAL EXPERTISE ADVANTAGE VS. PURE IT PLAYERS
              ---------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ENTERPRISE WIRELESS                          Define &  -->  Reshape
                                             Launch
--------------------------------------------------------------------------------

GEMS WIRELESS GROWTH

 [BAR CHART]

60% AGR

     '00       $25
     '03      $165
     '06      $400

         DRIVERS                 MARKET

o  Miniaturization               o  Clinical Data Moves as Fast as Patient
o  Wireless/Telemetry      -->   o  Clinical Data Capture and Transfer
o  Network Reliability              24x7... Anywhere in Enterprise
o  Clinician Shortage            o  Continuous and Remote
o  Caregiver Productivity           Monitoring
                                 o  Workflow Flexibility and Design

--------------------------------------------------------------------------------

KEY PRODUCTS

               [GRAPHIC]
                 WMTS           802.11g           KEY ACTIONS
                                    [GRAPHIC]     o Best Wireless Position
[GRAPHIC]                                         o Six Sigma Workflow
Wearable                                          o Monitor & Device Integration
Monitors       [GRAPHIC]           [GRAPHIC]
             Voice over IP      Mobile / Central
             and Waveforms       Station Tablet

          ------------------------------------------------------------
          SEAMLESS AVAILABILITY OF LIFE & MISSION CRITICAL INFORMATION
          ------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Define &  -->  Reshape
SOLUTIONS PROVIDER                           Launch
--------------------------------------------------------------------------------

FIRST ALL-DIGITAL HEART HOSPITAL...       [GRAPHIC]
o  Free-standing, 88-Beds, Brand New
o  Digitization for Better Patient Care                        $14M
o  No Nursing Stations                                      GE REVENUE
o  No Medical Records Department
                                          IMPROVING QUALITY PEDIATRIC CARE...
              [GRAPHIC]                   o  373-Beds, $150MM Expansion
                                          o  Digitizing the OR ... Tracking
                       $25M                  Surgeries
                    GE REVENUE            o  500+ GE Patient Monitors

GE DELIVERING:
o  Info Anytime, Anywhere...                      GE DELIVERING:
o  Lab Tests ... 3 Days -> 3 Secs      [GRAPHIC]  o  OR "Mission Control"...
o  Medical Errors... [DOWN ARROW] 45%                Paperless, Filmless
o  Report Turnaround...                           o  More Certainty, Less Errors
   Hours to Secs                                  o  25% [UP ARROW] Utilization

               -------------------------------------------------
               TOTAL GE SOLUTION... "THE HOSPITAL OF THE FUTURE"
               -------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                           Define &  -->  Reshape  --> Build-Out
BUILD OUT - HEALTHCARE IT                  Launch
--------------------------------------------------------------------------------

          WHERE WE WERE                   WHAT WE DID            WHERE WE ARE

MARKET '98                             ---------------           '03 ESTIMATE
                                          INORGANIC
[BAR CHART]                                                       [BAR CHART]
                                           Multiple
  ~$18B                                  Acquisitions         REV.       ~$1.7B
                                       ---------------        OP         ~$300MM
               X Fast Growing     -->         +          -->
               X High Margins          ---------------
               X Fragmented                ORGANIC
               X Essential
               ------------------       Globalization
               X GE POSITION = $0         Services
               ------------------           Cost
                                         Integrated
Growing 10-15%                         ---------------

              ----------------------------------------------------
              DISCIPLINED BLEND OF ACQUISITIONS AND ORGANIC GROWTH
              ----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Define &  -->  Reshape  --> Build-Out
BUILD OUT - HEALTHCARE IT                  Launch
--------------------------------------------------------------------------------

           IT MARKET                            DATA ACQUISITION MARKET

       $15B... 15% AAGR                            $10B... 10% AAGR

--------------------------------         ------------------------------------          |_| Loral
 Hospital Administration/Clinic                    EMR Integration
--------------------------------         ------------------------------------          |_| Marquette
Finance  Admin  Decision Support             Web        Data      Real-Time
--------------------------------         Integration    Model    Information           |_| MicroMedical
    Billing           ADT                ------------------------------------
--------------------------------         ------------------------------------          |_| Prucka
--------------------------------                Caregiver Productivity
   Clinical Non-Near Patient             ------------------------------------          |_| SEC
--------------------------------         Phone    Pager    Tablet    802.11B
   Pharmacy           Lab                ------------------------------------          |_| Critikon
--------------------------------                 Clinical Electronics
    Clinical Near Patient                ------------------------------------          |_| DataCritical
--------------------------------                 Parameter Technology
Scheduling   MPI   Charge Cap            ------------------------------------          |_| iPath
--------------------------------         E    A     C     P     O     C     R
    Order Entry/Results                  D    m     r     e     B     a     a          |_| Medicalogic
--------------------------------              b     i     r     /     r     d
E   A    C    P    O    C    R                u     t     l     N     d     i          |_| Millbrook
D   m    r    e    B    a    a                l     i     o     I     i     o
    b    i    r    /    r    d                a     c     p     C     o     l          |_| BDM
    u    t    l    N    d    i                t     a           U     l     o
    l    i    o    I    i    o                o     l                 o     g
    a    c    p    C    o    l                r                       g     y
    t    a         U    l    o                y     C                 y
    o    l              o    g                      a
    r                   g    y                      r
    y    C              y                           e
         a                               ------------------------------------
         r
         e
--------------------------------

                        ------------------------------
                        $25B MARKET GROWING AT ~10-15%
                        ------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                           Define &  -->  Reshape  --> Build-Out
ACQUISITION INTEGRATION                    Launch

Milwaukee                                             SUCCESS FACTORS

        [GRAPHIC]                     o  Guild on GE Distribution ... Deep Sales
                                         Cross-Training
                Barrington
                                      o  Drive Product Integration ... Retain
        [GRAPHIC]                        Engineering Talent

                                      o  Reduce Variable Costs ... LCC Mfg and
-----------------------------            Sourcing Crunch
     CONSOLIDATION INTO
       "HCIT CAMPUS"                  o  Back Office Cost Out ... IT Integration
-----------------------------
                                      ------------------------------------------
                                         BENEFITS SHOW IN SOLID YEAR 1 RESULTS

                                                      Rev Growth   Profitability

                                      Loral                30%               2X
                                      iPath                45%     (62%) -> 24%
                                      MedicaLogic          69%    (150%) -> 11%
                                      Marquette QS         25%             1.5X
                                      ------------------------------------------

               --------------------------------------------------
               REPEATABLE PROCESS EXECUTED BY EXPERIENCED LEADERS
               --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Define &  -->  Reshape  --> Build-Out
GROWTH PLAN                                Launch
--------------------------------------------------------------------------------

REVENUE

                                                + GE Capability    ~$4.0B
                                                    --------      --------
                               + Market Growth       +$0.5
                                  ---------         --------          30+%
                 + Acquisitions     +$1.0                             AAGR
                    --------      ---------
                      +$1.0
        ~$1.7B      --------
      ---------


      --------------------------------------------------------------------
         '03        SOLID FINANCIAL PERFORMANCE                     '06
                    EMBRACED GLOBALIZATION
      ~18% OP        o 15% Growth in Europe; China Up 100%        ~25%+ OP
                    BUILT CLINICAL IT PLATFORM
                     o Centricity(TM) and Mercury Architecture
                     o Best Image Management (Radiology & Cardio)
                    EXPANDED DEVICES CAPABILITY

                -----------------------------------------------
                GREAT PROGRESS SO FAR ... AN EVEN BETTER FUTURE
                -----------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INDUSTRIAL GROWTH PLATFORMS
--------------------------------------------------------------------------------

             SALES                                     DRIVERS

         [BAR CHART]                o  Strong Underlying Demand

                      ~20%          o  Share Gains Through Global Distribution
   ~$7B       >$12B   CAGR             & New Products

   '03         '06    Margins       o  Product Leadership with GE Technology
                       ~20+%
                                    o  Expand Service Offerings

                                    o  Consolidating Acquisitions in Fragmented
                                       Industries

                    ------------------------------------
                    GE BUILD OUT PROCESS

                    X STEP #1 ... DEFINE MARKET & LAUNCH
                    X STEP #2 ... RESHAPE THE GE WAY
                    X STEP #3 ... DISCIPLINED BUILD OUT
                    ------------------------------------

--------------------------------------------------------------------------------